UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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Net Element, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NET ELEMENT, INC.

3363 NE 163rd Street, Suite 705

North Miami Beach, Florida 33160

Notice of Annual Meeting of Shareholders

to be held on [________], 2017

To Our Shareholders:

The 2017 annual meeting of shareholders of Net Element, Inc. (the “Company”) will be held on [______], 2017, 11:00 am, local time, at the Company’s offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, for the following purposes:

1.	To elect five directors of the Company, three of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2017.

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse split of the Company’s issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a ratio of between 1-for-10 and 1-for-30, inclusive, which ratio will be selected at the sole discretion of the Company’s board of directors (the “Board of Directors”).

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease authorized Common Stock from 400 million shares to 100 million shares.

4.	To approve an amendment to the Corporation’s 2013 Equity Incentive Plan, as amended, to increase the number of shares of the Common Stock available for issuance thereunder by 3,680,000 shares of Common Stock.

5.	To approve the issuance pursuant to the Common Stock Purchase Agreement between the Company and Cobblestone Partners, LLC, dated as July 5, 2017, of shares of Company Common Stock to Cobblestone Capital Partners LLC in excess of 19.99% of the outstanding shares of our Common Stock as of the date of the Common Stock Purchase Agreement, to comply with NASDAQ Listing Rule 5635.

6.	To approve the issuance by the Company of 471,388 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer, as performance bonus, to comply with NASDAQ Listing Rule 5635.

7.	To ratify the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

8.	To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

The Board of Directors has fixed August 10, 2017 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment thereof.

If you elected to receive our annual report and proxy statement electronically over the Internet you will not receive a paper proxy card. The annual report and proxy statement are available at http://www.cstproxy.com/netelement/2017.

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You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to vote by electronic access, phone or mail.

By Order of the Board of Directors.

Oleg Firer
Chief Executive Officer

North Miami Beach, Florida

     [_________], 2017

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NET ELEMENT, INC.

3363 NE 163rd Street, Suite 705

North Miami Beach, Florida 33160

PROXY STATEMENT

INTRODUCTION

General

Net Element, Inc. (the "Company," "we," "us," or "our") is a Delaware corporation with its principal executive offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. The Company's telephone number is (305) 507-8808. Unless you elected to receive printed copies of the proxy materials in prior years, you will receive a Notice of Internet Availability of Proxy Materials by mail (the “Internet Notice”). The Internet Notice will tell you how to access and review the proxy materials. If you received an Internet Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions included on the Internet Notice. The Internet Notice is first being sent to shareholders on or about [_______], 2017. The proxy statement and the form of proxy relating to the annual meeting are first being made available to shareholders on or about [______], 2017.

The 2017 annual meeting of shareholders will be held on [_______], 2017, at 11:00 am, local time, at the Company’s offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160.

We are paying the cost of this solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, e-mail, facsimile or other means by our officers or regular employees, without paying them any additional compensation or remuneration. Arrangements have also been made with brokers, dealers, banks, voting trustees and other custodians, nominees and fiduciaries to forward proxy materials and annual reports to the beneficial owners of the shares held of record by such persons, and we will, upon request, reimburse them for their reasonable expenses in so doing.

A copy of our annual report for the fiscal year ended December 31, 2016 (which includes our audited financial statements for the two fiscal years ended December 31, 2016) is accessible via the Internet at our web site (http://www.netelement.com), and copies of the annual report will be provided to any shareholder promptly upon request. Such annual report is not, however, incorporated into this proxy statement and it is not to be deemed a part of the proxy soliciting material.

Purpose of the Annual Meeting

The following matters are being submitted for a vote at the annual meeting

1.	To elect five directors of the Company, three of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2017.

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse split of the Company’s issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a ratio of between 1-for-10 and 1-for-30, inclusive (the “Reverse Stock Split”), which ratio will be selected at the sole discretion of the Company’s Board of Directors (the “Reverse Stock Split”).

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease authorized Common Stock from 400 million shares to 100 million shares.
4.	To approve an amendment to the Corporation’s 2013 Equity Incentive Plan, as amended, to increase the number of shares of the Common Stock available for issuance thereunder by 3,680,000 shares of Common Stock.

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5.	To approve the issuance pursuant to the Common Stock Purchase Agreement between the Company and Cobblestone Partners, LLC, dated as July 5, 2017, of shares of Company Common Stock to Cobblestone Capital Partners LLC in excess of 19.99% of the outstanding shares of our Common Stock as of the date of the Common Stock Purchase Agreement, to comply with NASDAQ Listing Rule 5635.

6.	To approve the issuance by the Company of 471,388 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer, as performance bonus, to comply with NASDAQ Listing Rule 5635.

7.	To ratify the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

8.	To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Voting Procedures

Proxies in the form attached, if properly executed and received in time for voting and not revoked, will be voted as directed in accordance with the instructions on the form.

In voting by proxy with regard to the election of five directors to serve until the 2018 annual meeting of shareholders, shareholders may vote in favor of all nominees or withhold their votes as to all or any specific nominees.

In voting by proxy in regard to (i) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate the Reverse Stock Split, (ii) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease authorized Common Stock from 400 million shares to 100 million shares, (iii) the approval of an amendment to the Corporation’s 2013 Equity Incentive Plan, as amended, to increase the number of shares of the Common Stock available for issuance thereunder by 3,680,000 shares of Common Stock, (iv) the approval of the issuance pursuant to the Common Stock Purchase Agreement between the Company and Cobblestone Partners, LLC, dated as July 5, 2017, of shares of Company Common Stock to Cobblestone Capital Partners LLC in excess of 19.99% of the outstanding shares of our Common Stock as of the date of the Common Stock Purchase Agreement, to comply with NASDAQ Listing Rule 5635, (v) the approval of the issuance by the Company of 471,388 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer, as performance bonus, to comply with NASDAQ Listing Rule 5635, and (vi) the ratification of the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, shareholders may vote for or against or abstain from voting.

Any properly executed and timely received proxy not so directing or instructing to the contrary will be voted (i) FOR each of the Company's director nominees, (ii) FOR approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate the Reverse Stock Split, (iii) FOR approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease authorized Common Stock from 400 million shares to 100 million shares, (iv) FOR approval of an amendment to the Corporation’s 2013 Equity Incentive Plan, as amended, to increase the number of shares of the Common Stock available for issuance thereunder by 3,680,000 shares of Common Stock, (v) FOR approval of the issuance pursuant to the Common Stock Purchase Agreement between the Company and Cobblestone Partners, LLC, dated as July 5, 2017, of shares of Company Common Stock to Cobblestone Capital Partners LLC in excess of 19.99% of the outstanding shares of our Common Stock as of the date of the Common Stock Purchase Agreement, to comply with NASDAQ Listing Rule 5635, (vi) FOR approval of the issuance by the Company of 471,388 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer, as performance bonus, to comply with NASDAQ Listing Rule 5635, and (vii) FOR ratification of the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Please see Proposals 1, 2, 3, 4, 5, 6 and 7 set forth later in this proxy statement. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

Any shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by, among other methods, giving notice of such revocation to the Secretary of the Company, attending the annual meeting and voting in person, or by duly executing and returning a proxy bearing a later date.

We know of no other matters to be presented for action at the annual meeting other than as mentioned. However, if any other matters properly come before the annual meeting in accordance with the bylaws of the Company, the holders of the proxies intend to vote in such manner as they decide in their sole discretion.

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Voting Securities

At the close of business on August 10, 2017, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting, the Company’s outstanding voting securities consisted of [_________] shares of Common Stock. Holders of Common Stock are entitled to one vote per share.

No Appraisal Rights

The Company’s shareholders do not have any “appraisal” or “dissenters’” rights in connection with any proposal.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors currently includes there nonemployee, independent members – Drew Freeman, Howard Ash and James Caan. Each of Messrs. Freeman, Ash and Caan is an "independent director" as defined under NASDAQ Listing Rule 5605(a)(2). A majority of our Board members are independent directors, as there out of the five members of the Board qualify as independent under the NASDAQ listing standards and the rules of the Securities and Exchange Commission (the "Commission"). No director is considered independent unless the Board affirmatively determines that the director has no material relationship with us (directly, or as a partner, shareholder or officer of an organization that has a relationship with us) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Also, all members of the Board's audit committee, compensation committee and nominating and governance committee are independent directors.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. A copy of our Code of Ethics and Business Conduct has been posted to the "Investors—Corporate Governance" section of our Internet website at http://www.netelement.com/. We will provide a copy of our Code of Ethics and Business Conduct to any person without charge, upon written request to our Secretary, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, fax number (305) 508-5497, e-mail address investors@netelement.com.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The table below contains information regarding the beneficial ownership of our Common Stock as of July 26, 2017 by (i) each person who is known to us to beneficially own more than 5% of our Common Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. Except as otherwise noted below, each person or entity named in the following table has the sole voting and investment power with respect to all shares of our Common Stock that he, she or it beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Net Element, Inc., 3363 NE 163rd Street, Suite 705, North Miami Beach FL 33160.

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Name and address of beneficial owner	Amount and nature of beneficial ownership (number of shares of Common Stock beneficially owned)		Percent of class (1)
Kenges Rakishev c/o SAT & Company 241 Mukanova Street Almaty Kazakhstan 050008	3,132,961	(2)	16.16%
Oleg Firer c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	1,863,668	(3)	8.65%
Steven Wolberg c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	553,207	(4)	2.91%
James Caan 2791 Hutton Drive Beverly Hills, CA 90210	18,764		0.10%
Jonathan New c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	183,302	(5)	0.99%
Howard Ash 4233 Sheridan Avenue Miami Beach, Florida 33140	812		0.01%
Drew Freeman 2542 Nassau Lane Fort Lauderdale. FL 33312	3,875		0.02%
All directors and executive officers as a group (7 persons)	5,756,589		28.83%

(1)	Applicable percentage ownership is based on 18,212,160 shares of Common Stock outstanding as of July 26, 2017 together with securities exercisable or convertible into shares of Common Stock within 60 days of July 26, 2017 for each shareholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.
(2)	All information regarding shares that may be beneficially owned by Kenges Rakishev is based on information disclosed in a Schedule 13D/A filed jointly by Mr. Rakishev and Novatus Holding PTE. Ltd. with the Commission and on the information available to us.
(3)	All information regarding shares that may be beneficially owned by Oleg Firer is based on information disclosed in a Schedule 13D/A filed jointly by Mr. Firer and Star Equities, LLC and on the information available to us. As of the date hereof, Mr. Firer is deemed to have beneficial ownership of 1,815,730 shares of Common Stock consisting of (1) 1,244,300 restricted shares of Common Stock held directly by Mr. Firer, and (2) as the sole member of Star Equities, LLC, Mr. Firer can be deemed to beneficially own the above-described restricted shares of Common Stock beneficially owned by Star Equities, LLC (which equals to 571,430 shares as of the date hereof). Mr. Firer has sole voting power and sole dispositive power with respect to 1,244,300 restricted shares of Common Stock and shared voting power and shared dispositive power with respect to the above-described shares beneficially owned by Star Equities.
(4)	The shares held directly by Steven Wolberg include 35,715 (as adjusted to reflect a 10-1 reverse stock split on May 25, 2016) restricted shares of Common Stock and restricted shares of Common Stock issuable pursuant to amended option to purchase 35,715 (as adjusted to reflect a 10-1 reverse stock split on May 25, 2016) restricted shares of Common Stock, in each case issued pursuant to the Letter Agreement dated as of September 11, 2015, as modified by that certain Additional Letter Agreement dated as of October 7, 2015, as amended, with the Company.
(5)	Includes 575 (as adjusted to reflect a 10-1 reverse stock split on May 25, 2016) shares of Common Stock held by Mr. New’s spouse and 1,075 (as adjusted to reflect a 10-1 reverse stock split on May 25, 2016) shares of Common Stock held by Mr. New’s son.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company and their respective ages, and positions with the Company and certain business experience as of July 12, 2017 are set forth below. There are no family relationships among any of the directors or executive officers.

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There are no material legal proceedings to which any director or executive officer of the Company, or any associate of any director or executive officer of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Name	Age	Position
Oleg Firer	39	Chief Executive Officer & Director
Steven Wolberg	57	Chief Legal Officer & Secretary
Jonathan New	57	Chief Financial Officer
Kenges Rakishev	37	Chairman
James Caan	77	Director
Drew Freeman	59	Director
Howard Ash	58	Director

Each of our directors will hold office until our next annual meeting of shareholders at which directors are elected or until his successor is duly elected and qualified. Executive officers serve at the discretion of the Board of Directors.

Oleg Firer, Chief Executive Officer and Director. Mr. Firer has served as Chief Executive Officer and a director of the Company since April 16, 2013. Previously, Mr. Firer served as Executive Chairman of Unified Payments, LLC from January 2011 until its acquisition by the Company’s subsidiary, TOT Group, Inc., on April 16, 2013. From July 2004 until December 2012, Mr. Firer served as President, Chief Executive Officer and Secretary (and from May 2006 until December 2012 as Treasurer and from May 2008 until December 2012 as Chief Financial Officer) of Acies Corporation, a provider of payment processing solutions to small and medium size merchants across the United States. Mr. Firer also served as a director of Acies Corporation from May 2005 until December 2012. Mr. Firer served as the President of GM Merchant Solution, Inc. (from August 2002) and Managing Partner of GMS Worldwide, LLC (from August 2003) until their assets were acquired by Acies Corporation in June 2004. From November 2002 to December 2003, Mr. Firer served as the Chief Operating Officer of Digital Wireless Universe, Inc. From December 2001 to November 2002, Mr. Firer served as the Managing Partner of CELLCELLCELL, LLC. From March 1998 to December 2001, Mr. Firer served as Vice President of SpeedUS Corp. Mr. Firer studied Computer Science at New York Technical College from 1993 to 1995. Mr. Firer currently serves as a member of Star Capital Management, LLC and Star Equities, LLC, Florida-based investment group. In addition, Mr. Firer serves as a board member of InList, RealConnex as well as a member of the Advisory Board of the E2Exchange, the Institute of Entrepreneurs and several non-for-profit organizations. Mr. Firer holds a diplomatic rank of the Extraordinary and Plenipotentiary Ambassador. The Company believes that Mr. Firer’s leadership roles in various payment processing companies make him qualified to serve as a director of the Company.

Steven Wolberg, Chief Legal Officer and Secretary. Mr. Wolberg has been Chief Legal Officer and Secretary of the Company since April 16, 2013. Previously, Mr. Wolberg served in various capacities with Acies Corporation from approximately January 2009 until December 2012, including as a consultant from approximately January 2009 until October 2009, as a director from October 30, 2009 until December 2012 and as Chief Strategy Officer from March 1, 2010 until December 2012. Mr. Wolberg currently operates a solo law practice in Newton, Massachusetts, Attorney Steven Wolberg, which he has operated since January 1997. Mr. Wolberg served as Chief Counsel and Vice President of Corporate Development for Mascot Networks in Cambridge, Massachusetts from January 2000 to September 2001. Since September 1996, Mr. Wolberg has served as president of Oakland Properties, Inc., a real estate development company. From February 1993 to December 1994, Mr. Wolberg served as an attorney in the real estate and corporate divisions of Brown and Rudnick in Boston, Massachusetts. From March 1988 to November 1991, Mr. Wolberg was a partner with the law firm of Jordaan and Wolberg in Johannesburg, South Africa. From January 1986 to February 1988, Mr. Wolberg was employed as an attorney with Goodman and North in Johannesburg, South Africa. Mr. Wolberg also currently owns and serves as the Managing Member of Prime Portfolios, LLC, which holds a private investment portfolio of merchants, receiving payment processing services. Mr. Wolberg received his Bachelor of Arts from the University of Witwatersrand in Johannesburg, South Africa, his Bachelors of Laws from the University of Witwatersrand, in Johannesburg, South Africa, and his Juris Doctorate from the New England School of Law in Boston, Massachusetts. Mr. Wolberg is a member of the Massachusetts Bar Association.

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Jonathan New, Chief Financial Officer. Mr. New has been Chief Financial Officer of the Company since October 2, 2012. Mr. New was Chief Financial Officer of the Company’s predecessor, Net Element, from March 10, 2008 until October 2, 2012. From 2001 to 2003, Mr. New was Chief Operating Officer of Ener1, Inc. From 2004 until it was sold in 2006, Mr. New owned and operated Wholesale Salon Furniture Corp.com, which imported and distributed salon equipment. Thereafter, until joining Net Element, Mr. New provided services to public companies on a variety of corporate accounting, reporting and audit related issues. Prior to joining Ener1, Inc. in 2001, Mr. New held finance manager and chief financial officer positions with companies including Häagen-Dazs, Virtacon (a web development company), RAI Credit Corporation (private label credit card company) and Prudential of Florida. Mr. New obtained his BS in Accounting from Florida State University and began his career with Accenture. He is a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

Kenges Rakishev, Director. Mr. Rakishev has been a director of the Company and Chairman of the Company’s Board of Directors since October 2, 2012. Mr. Rakishev served as a director of the Company’s predecessor, Net Element, from April 23, 2012 until October 2, 2012. Mr. Rakishev is one of the Forbes Top 15 wealthiest, most influential and progressive business leaders of the Republic of Kazakhstan with significant investments in banking, finance, insurance, information technology, oil & gas, mining, manufacturing and retail business sectors worldwide. Mr. Rakishev is a large shareholder and member of the board of the largest bank in Kazakhstan, Kazkommertsbank (KASE: KKGB), with over US$250 billion in total assets, large shareholder and Chairman of SAT & Company (KASE: SATC), a diversified industrial holding, among his numerous other investments.Throughout his career, Kenges has served in several notable positions in the public sector including Vice-President of the Union of Chambers of Commerce of the Republic of Kazakhstan, Vice-President of The Boxing Association of Republic of Kazakhstan and Vice-President of the Asian Boxing Confederation. Mr. Rakishev holds a B.A. (Law) from the Kazakh State Law Academy and a B.A. (International Economics) from the Kazakh Economic University. Mr. Rakishev also has an AMP Diploma from Oxford University. We believe that Mr. Rakishev’s international business leadership and relationships, combined with his extensive knowledge and unique perspectives of global business opportunities, qualifies him to serve as a Director of the Company.

James Caan, Director. Mr. Caan has been a director of the Company since October 2, 2012. Mr. Caan served as a director of the Company’s predecessor, Net Element, from January 1, 2011 until October 2, 2012. Mr. Caan is an actor and director, having worked in the film and television industries for over 40 years, and he is one of the entertainment industry’s most renowned talents, having starred in over 80 films. We believe that Mr. Caan’s tenure working as an actor and director in the film and television industry, qualifies him to serve as a director of the Company.

Drew J. Freeman, Director. Mr. Freeman has been a director of the Company since May 21, 2014. Mr. Freeman is an accomplished industry veteran with more than 30 years of electronic payments industry experience. Since June 2007, Mr. Freeman has served as the President of Freeman Consulting, Inc., a payments consulting firm that works with private equity and ISOs. Concurrent and prior to that, Mr. Freeman served as President of Merchant Data Systems from 2009 to 2013, Group Executive at Chase Paymentech from 2006 to 2007, and Executive Vice President at JP Morgan Chase-First Data JV (Chase Merchant Services) from 2000 to 2006. Mr. Freeman earned a business degree from the University of Miami in 1980. We believe that Mr. Freeman’s extensive knowledge in the payments industry qualifies him to serve as a director of the Company.

Howard Ash, Director.  Mr. Ash has been a director of the Company since June 13, 2016. Mr. Ash is an accomplished executive who served as CEO, COO and CFO to a variety of high profile, international companies.  Mr. Ash currently serves as Chairman of Claridge Management since 2000.  Mr. Ash served as Chief Operating Officer of BioCard Corporation from 1997 to 2007.  Mr. Ash served as Chief Operating Officer of CITA Americas, Inc. from 1996 to 1997.  Mr. Ash served as Chief Executive Officer of IEDC Marketing, Inc. from 1992 to 1996.  Mr. Ash held a CFO/Financial Planning/Investment position at Abrams, Ash & Associates from 1990 to 1992.  Mr. Ash currently serves on the Star Telemed Board, functioning initially as the Liaison to the Cuban Government through the Government of Grenada. Mr. Ash currently serves on the Advisory Board of the E2Exchange, the Institute of Entrepreneurs, in the United Kingdom as the only non-UK citizen.  Mr. Ash continues to serve since 2009 in a senior development and strategic capacity for One Laptop Per Child, a global NGO created to provide educational opportunities for the world's poorest children by providing each child with a rugged, low-cost, low-power, internet connected laptop with content and software.  Prior Chairmanships include the 2009 through 2012 term for the Sturge Weber Foundation, a non-profit organization dedicated to curing this rare but fatal syndrome that affects children. Previously, Mr. Ash was an Advisory Board Member to Edge Global Investment Limited which forged a strategic partnership with the Africa Forum, consisting of 37 former Heads of State and Government to pave the way for a new approach on nutrition and food supplements as part of a comprehensive strategy to fight the HIV and AIDS pandemic.  Mr. Ash started an interest-free micro-loan society in 1987 that has provided more than $15 million in micro-loans throughout the United States and Israel.  In 1999, Mr. Ash founded the Circle of Life Resource Center, Inc., a food bank in Miami, Florida that feeds several hundred families per week.  Mr. Ash earned a Bachelor of Commerce degree, with Honors in Accounting and Law from the University of Witwatersrand (South Africa) in 1980.  We believe that Mr. Ash’s extensive experience as a business and finance executive and member of multiple oversight bodies, provides him with the necessary skills to be qualified to serve as a director of the Company.

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Board Leadership Structure

While the Board does not currently have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate, two individuals currently separately serve as Chairman of the Board and Chief Executive Officer of the Company. The Board believes that it should be free to decide from time to time in any manner that is in the best interests of the Company and its shareholders whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate.

Risk Oversight Functions

The Board, in fulfilling its oversight role, focuses on the adequacy of our enterprise-wide risk management policies and procedures. The audit committee has been designated to take the lead in overseeing risk management at the Board level. The audit committee is responsible for discussing guidelines and policies to govern the processes by which risk assessment and management is undertaken and handled, and discussing with management the Company's major financial risk exposures and the steps management takes to monitor and control such exposures. Although the Board's primary risk oversight has been assigned to the audit committee, the full Board also receives information about the most significant risks that the Company faces.

Board Meetings and Committees of the Board

The Board of Directors acted by unanimous written consent in lieu of a meeting twelve times during the fiscal year ended December 31, 2016. All directors attended 75% or more of the aggregate of the total number of the meetings of the Board of Directors in 2016 and the total number of meetings held by all committees of the Board of Directors on which such directors served in 2016. The Board currently includes three nonemployee, independent members – Howard Ash, Drew Freeman, and James Caan. Each of Messrs. Ash, Freeman, and Caan is an "independent director" as defined under NASDAQ Listing Rule 5605(a)(2). A majority of our Board members are independent directors, as three out of the five members of the Board qualify as independent under the NASDAQ listing standards and the rules of the Commission.

On November 26, 2012, the Board established its audit committee, compensation committee and nominating and governance committee, the composition and responsibilities of which are described below. Each committee operates pursuant to a written charter, which is reviewed each year. All committee charters are available in the "About Us—Corporate Governance" section of our Internet website at http://www.netelement.com/. The audit committee held eight meetings during the fiscal year ended December 31, 2016. The compensation committee acted by unanimous written consent in lieu of a meeting two times during the fiscal year ended December 31, 2016. The nominating and governance committee acted by unanimous written consent in lieu of a meeting one time during the fiscal year ended December 31, 2016.

The Board has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is currently comprised of Howard Ash (audit committee chairman), Drew Freeman and James Caan. The audit committee's responsibilities and other matters related to the audit committee are discussed below under "Audit Committee Report."

Messrs. Ash, Freeman and Caan serve on the compensation committee of the Board of Directors. The Board has adopted a written compensation committee charter, which is reviewed each year. The compensation committee is responsible for determining, or recommending to the Board for determination, the compensation of the executive officers and directors of the Company.

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Messrs. Ash, Freeman and Caan serve on the nominating and governance committee of the Board of Directors. The nominating and governance committee's responsibilities and other matters related to the nominating and governance committee are discussed below under "Director Nominations."

Director Nominations

The nominating and governance committee of the Board operates pursuant to a written charter, which is reviewed each year. The nominating and governance committee is responsible for the identification of individuals qualified to become members of the Board, the selection or recommendation of the director nominees for annual meetings of shareholders, the selection of director candidates to fill any vacancies on the Board, recommendation of corporate governance principles and related responsibilities. Criteria considered by the nominating and governance committee in identifying and evaluating director nominees include experience in corporate governance, experience in, or relationships within, the Company's industries, academic or professional expertise, reputation for high moral and ethical standards, business and professional standing that will add to the Board's stature, business experience, skills and time availability, and the diversity of the skills, background and experience of Board members as a whole. In addition, it is a primary objective of the nominating and governance committee to assure that the Board and its committees satisfy the independence requirements of NASDAQ and any other applicable self-regulatory or regulatory requirements. The nominating and governance committee's policy with regard to the consideration of diversity in identifying director nominees requires the committee to consider the diversity of the skills, background and experience of Board members as a whole as one of many other criteria that may be considered in recommending candidates for election or appointment to the Board; however, this policy does not require that the composition of the Board be diverse in any manner or that persons identified as director nominees must promote or enhance the diversity of the Board.

The nominating and governance committee will consider director candidates recommended by shareholders and will evaluate such candidates on the same basis as candidates recommended by other sources. Shareholder recommendations must meet the requirements set forth in the Company's bylaws, including providing all of the information specified in the bylaws. The notice must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. In order to ensure review and consideration of any shareholder's recommendation, the notice generally must be received not less than 60 days nor more than 90 days prior to the first anniversary of this year's annual meeting. However, if next year's annual meeting is to be held more than 30 days before or 60 days after the anniversary of this year's annual meeting, notice must be received no later than the later of 70 days prior to the date of the meeting or the 10th day following the Company's public announcement of next year's annual meeting date. The Secretary will present such recommendations to the nominating and governance committee. The nominating and governance committee will identify potential candidates through recommendations from the Company's officers, directors, shareholders and other appropriate third parties.

In 2017, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. Although the Company is not currently paying a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees, the Company may engage a third-party search firm in the future.

Executive Compensation

The following table further summarizes the compensation paid to the Company's directors for service as a director during 2016:

Director Name	Fees earned or paid in cash ($)		Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Kenges Rakishev		$-	$4,650	$-	$-	$-	$-	$4,650
William Healy		$21,250	$4,650	$-	$-	$-	$-	$25,900
David P. Kelley II		$27,500	$2,133	$-	$-	$-	$-	$29,633
James Caan	$		$4,650	$-	$-	$-	$-	$4,650
Drew J. Freeman		$6,354	$4,650	$-	$-	$-	$-	$11,004
Howard Ash		$18,958	$2,520	$-	$-	$-	$-	$21,478

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The following table sets forth information for the fiscal years ended December 31, 2016 and 2015 with respect to all compensation paid to or earned by each of our “named executive officers” (as defined by Item 402(m)(2) of the Regulation S-K).

				Stock		Option		All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)		Awards ($)		Compensation ($)	Total ($)
Oleg Firer, Chief Executive Officer	2016	$300,000	$300,000	$3,614,273		$-		$29,734	$4,244,007
	2015	$300,000	$300,000	$3,442,934	(1)	$-		$29,729	$4,072,663	(1)
Steven Wolberg, Chief Legal Officer and Secretary	2016	$200,000	$-	$245,500		$290,743		$11,734	$747,977
	2015	$200,000	$-	$180,000	(2)	$252,000	(3)	$11,734	$643,734

(1) An award of 954,172 restricted shares of the Company’s common stock to Oleg Firer (consisting of 579,172 shares in lieu of and in satisfaction of accrued and unpaid compensation due to him in the amount of $1,042,509 and 375,000 shares as performance bonus) was granted on December 3, 2015.

(2) An award of 100,000 restricted shares of the Company’s common stock to Steven Wolberg was granted on December 3, 2015.

(3) Not reflecting a rescission, effective on April 12, 2016 (i.e., subsequent to the fiscal year ended December 31, 2015), of award of 120,000 ISOs (with a fair market value of $216,000 as of the grant date).

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to outstanding equity awards at the end of the Company’s fiscal year 2016 for the “named executive officers”:

	OPTION AWARDS					SHARE AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un- exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Steven Wolberg	200,000	-	-	$0.24	December 7, 2025	-	$-	-	$-
Steven Wolberg	137,143	-	-	$2.12	June 13, 2026	-	$-	-	$-

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Directors, officers and greater than ten percent shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons have failed to file on a timely basis the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

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Name and Relationship	Number of late reports	Transactions not timely reported	Known failures to file a required form
Jonathan New, Chief Financial Officer	1	1	0
Steven Wolberg, Chief Legal Officer and Secretary	1	1	0

Equity Compensation Plan Table

The following table summarizes our equity compensation plan information as of December 31, 2016. Information is included for equity compensation plans approved by our shareholders and equity compensation plans not approved by our shareholders

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price per share of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	333,956	$2.60	1,280,258
Equity compensation plans not approved by shareholders	-	$-	-
Total	333,956	$2.60	1,280,258

Certain Relationships and Related Transactions

On September 17, 2014, Digital Provider (formerly TOT Money) entered into the Supplement Agreement No. 14 and the Supplement Agreement No. 15 with Alfa-Bank (“Amendment No. 15”), which renewed and amended the previously expired Factoring Credit Facility with Alfa-Bank. Pursuant to such amendments, the Factoring Credit Facility was renewed until June 30, 2016, the maximum aggregate limit of financing (secured by Digital Provider’s accounts receivable) to be provided by Alfa-Bank to Digital Provider under the Factoring Credit Facility was increased to 415 million Russian rubles (approximately US $10,814,614 based on the currency exchange rate on September 17, 2014), Alfa-Bank’s compensation fees (commissions) for providing financing to Digital Provider was amended to be computed as a financing rate that ranged from 13.22% to 14.50% of the amounts borrowed, depending upon the number of days in the period from the date financing is provided until the date the applicable account receivable is paid, and the maximum amount of financing on account of the monetary claim assigned by Digital Provider to debtor was increased from 80% to 100% of the assigned amount of monetary claim against which the financing is affected. Digital Provider’s obligations under the Factoring Credit Facility were secured by a guarantee given by AO SAT & Company. AO SAT & Company is an affiliate of Kenges Rakishev, who is the Chairman of our Board of Directors of the Company and a significant shareholder. Prior to the expiration of the amended Factoring Credit Facility on June 30, 2016, we did not draw any funds under such credit facility.

In November 2014, Digital Provider entered into a factoring services agreement (together with related and ancillary agreements, collectively, the “Bank Otkritie Agreement”) with Bank Otkritie Financial Corporation. Oleg Firer, our Chief Executive Officer and director, personally guaranteed this loan. No funds were drawn under the Bank Otkritie Agreement, which was terminated on August 31, 2015.

On March 31, 2015, Star Equities, LLC provided an advance to the Company in the amount of $125,000 to pay the invoices from the Company’s investor relations consultant. Such loan was repaid in May 7, 2015. Oleg Firer, our Chief Executive Officer and director, is the chairman and managing member of Star Equities, LLC.

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In addition, we received advances on each of July 16, 2015 and July 29, 2015 for $150,000, an advance on August 25, 2015 for $200,000, an advance on September 30, 2015 for $125,000, an advance on October 1, 2015 for $85,712, an advance on December 28, 2015 for $35,000, an advance on February 26, 2016 for $55,924 and an advance on July 1, 2016 for $61,735, each from Star Equities, LLC. All such advances were non-interest bearing and were used to fund current operating expenses. As of December 31, 2016, $290,924 remains outstanding.

On September 11, 2015, the Company entered into the Letter Agreement with certain accredited investors, including Star Equities, LLC, Steven Wolberg, our Chief Legal Officer and Secretary, William Healey, a former member of our Board of Directors, and Kenges Rakishev, Chairman of our Board of Directors and a significant shareholder (together, the “Investors”). Oleg Firer, our Chief Executive Officer and director, is the chairman and managing member of Star Equities, LLC. Pursuant to the Letter Agreement, the Investors purchased from the Company an aggregate of (i) 11,357,143 restricted shares of Common Stock (the “Restricted Shares”) to be issued in the future and (ii) options to purchase 11,357,143 restricted shares of Common Stock, (the “Restricted Options”). The per share purchase price of each Restricted Share was $0.14 for an aggregate purchase price of $1,590,000. The Restricted Options expire on the fifth (5th) annual anniversary of the date of the Letter Agreement. Prior to expiration, each Restricted Options is exercisable into one Restricted Share at the exercise price equal 110% of the closing trading price per one share of Common Stock reported on The NASDAQ Capital Market on the date of the Letter Agreement. Each Investor may elect to exercise it or his Amended Restricted Option through a cashless exercise.

On October 7, 2015, the Investors and the Company entered into an agreement to modify certain terms of the Letter Agreement relating to the Restricted Shares. Pursuant to such agreement, the parties agreed that the Restricted Shares would not be issued to the Investors until the Company’s shareholders approved the issuance of the Restricted Shares. In addition, on October 7, 2015, certain of the Investors and the Company entered into an agreement to modify the terms of the Restricted Options. Pursuant to such agreement, the parties agreed that the Restricted Options cannot be exercised by the Investors until the Company’s shareholders approve the issuance of common stock in connection with any such exercise. Such shareholder approval was obtained at a special meeting of the Company’s shareholders on November 14, 2015.

On January 21, 2016, the Company entered into a Second Additional Letter Agreement, as amended on April 14, 2016 (the “Second Additional Agreement”) with Kenges Rakishev. The Second Additional Agreement further modified the terms of the Letter Agreement, as amended. The Second Additional Agreement provided for the second and final round of $910,000 equity financing to the Company contemplated by the Letter Agreement in consideration for the issuance by the Company on June 13, 2016 to Kenges Rakishev of (i) 466,428 restricted shares of the Company’s common stock based on $1.95 per share price and (ii) options to purchase 466,428 restricted shares of the Company’s common stock with a strike price of $2.15 and a 5 year life.

We issued the following notes payable to MBF Merchant Capital, LLC (MBF), which is owned by William Healy, a former member of our board of directors.

Effective March 28, 2016, we entered into a $75,000 promissory loan note with MBF Merchant Capital, LLC (“MBF”). The loan provides for interest only payments at 14% through May 28, 2016. From June 28, 2016 through March 28, 2017, we are obligated to make interest and principal payments of $7,990. The loan also provided a 6% backend fee due at the final payment of the loan. As of December 31, 2016, $23,420 remains outstanding.

Effective April 19, 2016, we entered into a $300,000 promissory loan note with MBF. The loan provides for interest only payments at 15.5% through May 28, 2016. From June 28, 2016 through May 28, 2018, we are obligated to make interest and principal payments of $14,617. The loan also provided a 6% back end fee due at the final payment of the loan. As of December 31, 2016, $221,826 remains outstanding.

Effective July 1, 2016, our subsidiary, TOT Group, Inc., entered into a $353,500 promissory loan note with MBF. The loan provides for interest only payments at 15.5% through June 28, 2016. From July 28, 2016 through June 28, 2018, we are obligated to make interest and principal payments of $17,224. The loan also provided a 1% front end fee and a 6.6% back end fee due at the final payment of the loan. As of December 31, 2016, $275,056 remains outstanding.

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On March 1, 2017, we entered into a Promissory Note with Star Equities LLC in the principal amount of $348,083 (the “Note”). Pursuant to the Note, Star Equities LLC previously lent $348,083 to the Company that is now being repaid with interest under this agreement. The note provides for 18 monthly interest payments of $3,481 through September 30, 2018 followed by one interest and balloon principle payment on October 1, 2018. The principal balance of the Note outstanding shall bear interest at the rate of 12% per annum. In the event of any capital raise by the Company not in the ordinary course of business and that results in funding to the Company in excess of $5 million (a “Liquidity Event”), the Maturity Date will be accelerated to coincide with the closing date of such Liquidity Event. Oleg Firer, our Chief Executive Officer and director, is Chairman and the managing member of Star Equities, LLC.

Audit Committee Report

The audit committee of the Board consists of three non-employee directors, Howard Ash (audit committee chairman), Drew Freeman and James Caan. The audit committee operates under a written charter, which is reviewed each year and is available in the "Investors—Corporate Governance" section of our Internet website at http://www.netelement.com/. The Board of Directors has determined that Howard Ash is financially sophisticated as described in NASDAQ Listing Rule 5605(c)(2) and qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. We believe that the audit committee's current member composition satisfies the rules of NASDAQ that govern audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASDAQ Listing Rule 5605(a)(2).

The audit committee monitors and oversees the Company's accounting and financial reporting process on behalf of the Board, reviews the independence of its independent registered public accounting firm and is responsible for approving the engagement of its independent registered public accounting firm for both audit services and permitted non-auditing services, the scope of audit and non-audit assignments and fees related to all of the foregoing, and also is responsible for reviewing the accounting principles used in financial reporting, internal financial auditing procedures, the adequacy of the internal control procedures and critical accounting policies.

Management is responsible for the Company's financial statements, systems of internal control and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and issuing reports thereon. The audit committee's responsibility is to monitor and oversee these processes.

The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to fulfill its oversight responsibilities under the audit committee's charter. In this context, the audit committee discussed with Daszkal Bolton LLP the results of its audit of the Company's financial statements for the year ended December 31, 2016.

Specifically, the audit committee has reviewed and discussed with the Company's management the audited financial statements, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting. In addition, the audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and any other matters required to be discussed under generally accepted auditing standards. These discussions included the scope of the independent registered public accounting firm's responsibilities, significant accounting adjustments, any disagreement with management and a discussion of the quality (not just the acceptability) of accounting principles, reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The independent registered public accounting firm provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and the audit committee discussed with the independent registered public accounting firm that firm's independence. During fiscal year 2016, the Company retained its independent registered public accounting firm, Daszkal Bolton LLP, for the audit of the fiscal year 2016 financial statements and the reviews of the Company's 2016 quarterly reports on Form 10-Q.

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Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements, together with Management's Discussion and Analysis of Financial Condition and Results of Operations, be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Commission.

Submitted by the Audit Committee of the Board of Directors.

Howard Ash, Chairman
Drew Freeman
James Caan

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PROPOSAL 1

ELECTION OF DIRECTORS

Five directors, which will constitute the entire Board, are to be elected at the annual meeting to hold office until the annual meeting of shareholders next succeeding their election and until their respective successors are elected and qualified or as otherwise provided in the bylaws of the Company. The Board has designated the persons listed below to be nominees for election as directors. Each of the nominees is currently serving as a director of the Company. Each of the nominees has consented to being named in the proxy statement and to serve if elected. The Company has no reason to believe that any of the nominees will be unavailable for election. However, should any nominee become unavailable, the Board may designate a substitute nominee or authorize a lower number of directors. Each proxy will be voted for the election to the Board of all of the Board's nominees unless authority is withheld to vote for all or any of those nominees.

Name	Director Since
Oleg Firer	April 2013
Kenges Rakishev	October 2012
James Caan	October 2012
Drew Freeman	May 2014
Howard Ash	June 2016

For biographical and other information (including their principal occupation for at least the past five years) regarding the director nominees, see "DIRECTORS AND EXECUTIVE OFFICERS."

Required Vote

The nominees for director will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the annual meeting and entitled to vote. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director. As a result, abstentions and broker non-votes have no effect on Proposal 1.

The Board recommends a vote FOR the election of each of the nominees listed above.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECTUATE THE REVERSE STOCK SPLIT

Overview

The Board of Directors has approved, and is hereby soliciting shareholder approval of, an amendment to the Company’s Amended and Restated Certificate of Incorporation in the form set forth in APPENDIX A to this proxy statement (the “Reverse Stock Split Amendment”) to effect a reserve split of our issued and outstanding shares of Common Stock at a ratio of between 1-for-10 and 1-for-30, inclusive, which ratio will be selected at the sole discretion of the Board of Directors at any whole number in such range, with any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split being rounded up to the nearest whole share.

A vote “FOR” this proposal will constitute approval of the Reverse Stock Split Amendment providing for the combination of between ten (10) and thirty (30) shares of Common Stock, inclusive, as determined in the sole discretion of the Board of Directors, into one (1) share of Common Stock. If our shareholders approve this proposal, the Board of Directors will have the authority, but not the obligation, in its sole discretion and without further action on the part of our shareholders, to select the Reverse Stock Split ratio in the range above and implement the Reverse Stock Split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment.

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Except for any changes as a result of the treatment of fractional shares, each shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such shareholder held immediately prior to the Reverse Stock Split.

In determining the Reverse Stock Split ratio, if any, following receipt of shareholder approval of this proposal, the Board of Directors may consider, among other things, various factors such as:

•	the historical trading price and trading volume of the Common Stock;

•	the then prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the minimum price per share requirements of The NASDAQ Capital Market;

•	which Reverse Stock Split ratio would result in the least administrative cost to us; and

•	prevailing general market and economic conditions.

The Reverse Stock Split will not change the number of authorized shares of Common Stock or Preferred Stock as designated by our Amended and Restated Certificate of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for future issuance will increase. However, if approved by our shareholders, the number of authorized shares of Common Stock may be decreased from 400 million shares to 100 million shares, as set forth in Proposal 3 below). As of the date of this proxy statement, we do not have any plans, proposals, or arrangements, written or otherwise, to issue any of such newly available authorized shares of Common Stock for any purpose, including future acquisitions and/or financings. The Company estimates that the current authorized shares of our Common Stock should be sufficient for the purposes of the issuance of shares of Common Stock to Cobblestone Partners, LLC pursuant to the Common Stock Purchase Agreement between the Company and Cobblestone Partners, LLC, dated as July 5, 2017 (as described in Proposal 5 below).

If our shareholders approve the Reverse Stock Split, it is expected that the Reverse Stock Split will be implemented at any time before the end of 2017. However, the Board of Directors reserves the right, notwithstanding shareholder approval of this proposal and without further action by the shareholders, to (i) delay the Reverse Stock Split if at any time the Board of Directors, in its sole discretion, determines that such delay would be our best interest and the best interests of the shareholders or (ii) elect not to proceed with the Reverse Stock Split if, at any time the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of the shareholders to proceed with the Reverse Stock Split.

Purpose of the Reverse Stock Split Amendment

The purpose of the Reverse Stock Split is to decrease the total number of shares of our Common Stock outstanding and thereby potentially increasing the market price of our Common Stock. Our Common Stock currently trades on The NASDAQ Capital Market under the symbol “NETE,” and we are required to continually meet the listing requirements of The NASDAQ Capital Market (including a minimum bid price for our Common Stock of $1.00 per share) to maintain the listing of our Common Stock on The NASDAQ Capital Market.

On December 28, 2016, we received a deficiency letter from the Nasdaq Listing Qualifications Staff (the "Staff") indicating that for 30 consecutive trading days, our Common Stock had a closing bid price below the $1.00 per share minimum. In accordance with NASDAQ Listing Rules, we were provided a compliance period of 180 calendar days, or until June 26, 2017, to regain compliance with this requirement. We can regain compliance with the minimum closing bid price requirement if the bid price of our Common Stock closes at $1.00 per share or higher for a minimum of 10 consecutive business days.

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On June 27, 2017, we received a notice from the Staff advising that the Staff had determined that: (i) the Company had not regained compliance with the $1.00 per share minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2) as of June 26, 2017 (following the expiration of the 180-day period in which to regain compliance previously provided by Nasdaq) and the Company is not eligible for an extension of such period due to the Company’s stockholders’ equity, as reported by the Company in its quarterly report filed with the with the Securities and Exchange Commission (the "Commission") on May 15, 2017, being less than the minimum $5 million stockholders’ equity initial listing requirement for The Nasdaq Capital Market; and (ii) trading in the Company’s common stock will be suspended at the opening of business on July 7, 2017 and the Company’s common stock will be removed from listing on The Nasdaq Capital Market, unless the Company requests on appeal of the Staff’s determination to the Nasdaq Hearings Panel (the “Panel”).

According to the Letter and under Nasdaq rules, the suspension of trading and delisting of the Company’s securities will be automatically stayed following a timely request for a hearing pending the issuance of a Panel decision. The Company intends to commence such an appeal within the required appeal period under Nasdaq rules. The Company is considering several paths to regain compliance with the minimum bid price requirement, including, among other things, a reverse stock split. Although there can be no assurance that the Panel will grant the Company’s request for continued listing on The Nasdaq Capital Market, the delisting proceedings will be stayed and the Company’s common stock will continue to be listed on the Nasdaq pending resolution of the appeal.

The Board of Directors has considered the potential harm to us and our shareholders should NASDAQ delist our Common Stock on The NASDAQ Capital Market. If our Common Stock is delisted, it could be more difficult to buy or sell our Common Stock and to obtain accurate quotations, and the price of our stock could suffer a material decline.

IF OUR SHAREHOLDERS DO NOT APPROVE THIS PROPOSAL 2, WE WOULD LIKELY BE DELISTED FROM THE NASDAQ CAPITAL MARKET DUE TO OUR FAILURE TO MAINTAIN A MINIMUM BID PRICE FOR OUR COMMON STOCK OF $1.00 PER SHARE AS REQUIRED BY THE APPLICABLE NASDAQ RULES.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of Common Stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. The Reverse Stock Split will affect all shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

Shareholders should also recognize that once the Reverse Stock Split is effected, they will own fewer number of shares than they owned prior to the Reverse Stock Split (a number equal to the quotient of the number of shares owned immediately before the Reverse Stock Split divided by, for example, 20, assuming a ratio of 1-for-20).

Our authorized capital stock currently consists of 400,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. If the Reverse Stock Split is implemented, the number of authorized shares of Common Stock would remain at 400,000,000 shares, thereby effectively increasing the number of shares of Common Stock available for future issuance. In addition, the total number of authorized shares of Preferred Stock would remain at 1,000,000 shares. The conversion ratio of our issued outstanding shares of Preferred Stock will adjust proportionately with the ratio of the Reverse Stock Split.

The principal effects of the Reverse Stock Split Amendment will be as follows:

•	each ten (10) to thirty (30) shares of Common Stock, inclusive, as determined in the sole discretion of the Board of Directors, owned by a shareholder, will be combined into one new share of Common Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

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•	the number of shares of Common Stock issued and outstanding will be reduced;

•	proportionate adjustments will be made to the per share exercise prices and/or the number of shares issuable upon exercise or conversion of outstanding options, warrants, and any other convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise or conversion as had been payable immediately preceding the Reverse Stock Split;

•	the number of shares reserved for issuance or under the securities described immediately above will be reduced proportionately; and

•	the number of shares of Common Stock available for future issuance will increase accordingly.

Certain Risks Associated with the Reverse Stock Split

Certain risks associated with the Reverse Stock Split are as follows:

•	There can be no assurance that we can regain compliance with the minimum closing bid price requirements of NASDAQ for our Common Stock, and there can be no assurance that we will continue to meet the other listing requirements of The NASDAQ Capital Market.

•	If the Reverse Stock Split is approved and implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split.

•	There can be no assurance that the Reverse Stock Split will increase the per share price for our Common Stock. While we expect that the Reverse Stock Split will result in an increase in the per share price of our Common Stock, the Reverse Stock Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding.

•	We will have fewer shares that are publicly traded. As a result, the trading liquidity of our Common Stock may decline. Accordingly, the total market capitalization of our Common Stock after the may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

•	The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

•	The number of shares of Common Stock available for future issuance will effectively be increased, which potentially allows us to raise additional capital in the future through the issuance and sale of equity securities from time to time, as the Board of Directors may deem advisable. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of capital stock. In addition, an increase in the number of authorized but unissued shares of our Common Stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of shareholders, seeking to control us. The Reverse Stock Split is not being recommended by the Board of Directors as part of an anti-takeover strategy.

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Effective Time

If approved and implemented, the Reverse Stock Split would become effective on the date specified in the Reverse Stock Split Amendment filed with the office of the Secretary of State of the State of Delaware (the “Effective Time”). Except as explained below with respect to fractional shares, at the Effective Time, shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our shareholders, into one share of our Common Stock in accordance with the Reverse Stock Split ratio of between 1-for-10 and 1-for-30, inclusive.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the old CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless our Common Stock is delisted by NASDAQ because of our failure to comply with the $1.00 minimum bid price requirement, our Common Stock will continue to be listed on The NASDAQ Capital Market under the symbol “NETE.”

The table below sets forth, as of the Record Date and for illustrative purposes only, certain approximated effects of potential Reverse Stock Split ratios between 1-for-10 and 1-for-30 on our Common Stock, inclusive (without giving effect to the treatment of fractional shares). The percentages for each line item in the table represent the percentage of the total number of authorized shares of Common Stock both prior to and after giving effect to the Reverse Stock Split and the assumed ratios.

	Prior to
	Reverse Stock Split		After Reverse Stock Split Assuming Certain Ratios
		%	1-for-10%		1-for-20%		1-for-30%
Number of Shares Authorized (1)	400,000,000	100%	400,000,000	100%	400,000,000	100%	400,000,000	100%
Number of Shares Issued and Outstanding	18,212,160	4.55%	1,821,216	0.46%	910,608	0.23%	607,072	0.15%
Number of Shares Reserved for Issuance (2)	26,051,495	6.51%	2,605,150	0.65%	1,302,575	0.33%	868,383	0.22%
Number of Shares Authorized and Unissued	381,787,840	95.45%	398,178,784	99.54%	399,089,392	99.77%	399,392,928	99.85%

Note 1:	If approved by our shareholders, the number of authorized shares of Common Stock may be decreased from 400 million shares to 100 million shares, as set forth in Proposal 3 below).

Note 2:	Such number of shares of Common Stock reserved for issuance is comprised of (i) 20,000,000 shares of Common Stock reserved by our Board for potential issuance under the Common Stock Purchase Agreement with Cobblestone Partners, LLC (as further described in Proposal 5 below); (ii) 1,135,714 shares of Common Stock reserved for issuance under the options and convertible securities granted or issued, as the case may be, prior to 2017 (some pursuant to the Plan (as defined below) and some outside of the Plan but subject to shareholders approval that was previously obtained); (iii) 451,054 shares of Common Stock reserved for issuance pursuant to the employee options granted in 2017 under the Company’s 2013 Equity Incentive Plan, (as amended, the "Plan"); (iv) 313,339 shares of Common Stock reserved for issuance of the not yet vested portion of restricted stock grant to employees in 2017 under the Plan; (v) 471,388 shares of Common Stock reserved for issuance to Oleg Firer, the Chief Executive Officer of the Company, as restricted share performance bonus granted outside of the Plan and subject to the Company shareholders’ approval (as further described in Proposal 6 below; such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until the end of the Company’s fiscal year 2017); and (vi) 3,680,000 additional shares of Common Stock reserved for issuance under the Plan if the Company’s shareholders approve the proposed amendment to increase the number of shares covered by, and reserved for issuance under, the Plan by 3,680,000 shares of Common Stock (as further described in Proposal 4 below).

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Board Discretion to Implement the Reverse Stock Split Amendment

If shareholder approval is obtained for the Reverse Stock Split Amendment to effect the Reserve Stock Split, the Board expects to select an appropriate ratio and implement the Reverse Stock Split at any time before the end of 2017. However, the Board of Directors reserves the right, notwithstanding shareholder approval of this proposal and without further action by the shareholders, to (i) delay the Reverse Stock Split if at any time the Board of Directors, in its sole discretion, determines that such delay would be our best interest and the best interests of the shareholders or (ii) elect not to proceed with the Reverse Stock Split if, at any time the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of the shareholders to proceed with the Reverse Stock Split.

Fractional Shares

Our shareholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Board of Directors does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act. In fact, since all fractional shares of Common Stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share, there will be no reduction in the number of shareholders of record that could provide the basis for a going-private transaction.

Effect on Beneficial Holders of Common Stock (i.e., Shareholders Who Hold In “Street Name”)

Upon the Reverse Stock Split, we intend to treat shares held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. If a shareholder holds shares of our Common Stock with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book−Entry” Holders of Common Stock

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a shareholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a shareholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

Effect on Certificated Shares

Some of our registered shareholders hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form before the Effective Time (the “Old Certificates”), you do not need to take any action to exchange your Old Certificates unless you want to make a sale or transfer of stock. After the Effective Time, upon request, we will issue new certificates (the “New Certificates”) to anyone who holds Old Certificates in exchange therefor. Any request for New Certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required.

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No New Certificates will be issued to a shareholder until the shareholder has surrendered all Old Certificates to the transfer agent. Shareholders will then receive one or more New Certificates representing the number of whole shares of Common Stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has one or more restrictive legends on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE UNTIL REQUESTED TO DO SO.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of our Common Stock. As a result, as of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding. In the Company’s future financial statements, per share net income or loss and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split.

Material United States Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are effective as of the date hereof and subject to change, possibly on a retroactive basis. Any such change could affect the continuing validity of this discussion. There can be no assurances that the Internal Revenue Service (“IRS”) will not challenge one or more of the tax consequences described herein, and we have not obtained, nor do we intend to obtain, a ruling from the IRS, or an opinion from counsel, with respect to the U.S. federal income tax consequences of the Reverse Stock Split.

ALL SHAREHOLDERS, IN PARTICULAR THOSE THAT ARE NON-U.S. HOLDERS, ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion generally applies only to beneficial owners of shares of Common Stock that are held as “capital assets,” as such term is defined in Code Section 1221 (i.e., generally for investment). This discussion does not address tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, real estate investment trusts, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares in connection with employment or other performance of services, broker-dealers, foreign entities, nonresident alien individuals, U.S. expatriates, tax-exempt entities, dealers in securities, traders in securities who elect to use a mark-to-market method of accounting, and banks.

If a partnership (or other flow-through entity) is a beneficial owner of shares of our Common Stock, then the tax treatment of a partner (or equity holder of such flow-through entity) will generally depend upon the status of such partner (or equity holder) and the activities of the partnership (or flow-through entity). A beneficial owner of our shares of Common Stock that is a partnership (or other flow-through entity) and the partners (or equity holders) of such partnership (or other flow-through entity) are urged to consult with their own tax advisors regarding the tax consequences discussed herein.

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As used herein, the term “U.S. holder” means a beneficial owner of shares of Common Stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any State or political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Pursuant to the Reverse Stock Split, each holder of our Common Stock outstanding immediately before the effectiveness of the Reverse Stock Split will become the holder of fewer shares of our Common Stock after consummation of the Reverse Stock Split.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, other than with respect to any shareholder that receives one whole share for each fractional share (as described below), a shareholder generally will not recognize gain or loss by reason of such shareholder’s receipt of post-Reverse Stock Split shares pursuant to the Reverse Stock Split solely in exchange for pre-Reverse Stock Split shares held by such shareholder immediately before the Reverse Stock Split. Subject to the following discussion regarding a shareholder’s receipt of a whole post-Reserve Stock Split share in exchange for a fractional share, a shareholder’s aggregate tax basis in the post-Reverse Stock Split shares received pursuant to the Reverse Stock Split will equal the shareholder’s aggregate basis in pre-Reverse Stock Split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional pre-Reverse Stock Split shares) and will be allocated among the post-Reverse Stock Split shares received in the Reverse Stock Split on a pro-rata basis.

A shareholder may recognize gain or loss from the disposition of a fractional pre-Reverse Stock Split share in exchange for a whole post-Reverse Stock Split share, which may affect such shareholder’s adjusted basis and holding period in such whole share received. The treatment of the exchange of a fractional share for a whole share in the Reverse Stock Split is not clear. We intend to treat the issuance to a shareholder of a whole share in exchange for a fractional share as a nontaxable event, but there can be no assurance that the Internal Revenue Service would not contend, or that a court would not find, that a shareholder should recognize gain or loss on its receipt of a whole share in exchange for a fractional share. If you are a shareholder who receives a whole post-Reverse Stock Split share pursuant to the Reverse Stock Split solely in exchange for a fractional pre-Reverse Stock Split share, you should consult your tax advisor regarding the tax consequences of the Reverse Stock Split. To the extent gain or loss is recognized, such gain or loss will equal the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share, and (ii) the fair market value of the post-Reverse Stock Split whole share received in exchange for such fractional share. Any such gain or loss will be a capital gain or loss and will be short-term if the pre-split shares were held for one year or loss, and long-term if held for more than one year. Shareholders who have used the specific identification method to identify their basis in the pre-Reverse Stock Split shares held immediately before the Reverse Stock Split should consult their own tax advisors to determine their basis in the post-Reverse Stock Split shares received in exchange therefor in the Reverse Stock Split.

Subject to the discussion above regarding a shareholder’s receipt of a whole post-Reserve Stock Split share in exchange for a pre-Reverse Stock Split fractional share, a shareholder’s holding period in the post-Reverse Stock Split shares received pursuant to the Reverse Stock Split will generally include the shareholder’s holding period in the pre-Reverse Stock Split shares surrendered in exchange therefor, provided the pre-Reverse Stock Split shares surrendered are held as capital assets at the time of the Reverse Stock Split.

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Required Vote of Shareholders

Approval of this Proposal 1 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 1. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 1.

The Board recommends a vote “FOR” the proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate the Reverse Stock Split.

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 400 MILLION SHARES TO 100 MILLION SHARES

The Board has recommended that the Company's shareholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to decrease the number of shares of authorized Common Stock from 400 million shares to 100 million shares. A copy of the proposed Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation is attached as Appendix "A" hereto.

Reason for the Decrease of Authorized Shares

The Board believes that a decrease of the number of shares of authorized (but unissued) Common Stock is necessary in order to reduce Delaware franchise tax.

Effect of the Decrease of Authorized Shares

The decrease of the number of shares of authorized Common Stock (if it is approved by the Company's shareholders) will not change any rights of any holder of our common stock as such decrease would only apply to unissued authorized Common Stock. Voting rights of the holders of the issued shares of Common Stock will remain the same.

Less authorized Common Stock will limit future potential issuances of additional shares of our Common Stock. On the one hand, limiting potential future issuances of additional shares of our Common Stock could have the effect of limiting dilution of earnings per share and book value per share of existing shareholders. On the other hand, there may be less authorized (but not yet issued) shares of our Common Stock for such potential purposes as, for example, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products. The Company estimates that, even if the number of shares of authorized Common Stock is decreased to 100 million shares (if it is approved by the Company's shareholders), such decreased number of authorized shares of our Common Stock should be sufficient for the purposes of the issuance of shares of Common Stock to Cobblestone Partners, LLC pursuant to the Common Stock Purchase Agreement between the Company and Cobblestone Partners, LLC, dated as July 5, 2017 (as described in Proposal 5 below).

Even after the number of shares of authorized Common Stock is decreased to 100 million shares (if it is approved by the Company's shareholders), the remaining authorized but unissued shares would still could be used in the future for various purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other market on which our securities may then be listed. These potential purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

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If the number of shares of authorized Common Stock is decreased to 100 million shares (if it is approved by the Company's shareholders), less additional authorized but unissued shares would be available to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the proposal to decrease the authorized common stock is not related to any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that Proposal 3 could potentially hinder future efforts by us to deter or prevent changes in control of the Company, including transactions in which shareholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

Required Vote

The proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to decrease the number of shares of authorized common stock from 400 million shares to 100 million shares will be approved if a majority of the outstanding shares entitled to vote on the proposal vote for approval of Proposal 3. As a result, abstentions and broker non-votes will have the same effect as a vote against Proposal 3.

The Board recommends a vote FOR the proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to decrease the number of shares of authorized common stock from 400 million shares to 100 million shares.

PROPOSAL 4

APPROVAL OF AMENDMENT TO 2013 EQUITY INCENTIVE PLAN TO (A) INCREASE SHARES AVAILABLE FOR AWARD BY 3,680,000 SHARES OF COMMON STOCK.

Background and Purpose

Our Board adopted the Net Element International, Inc. 2013 Equity Incentive Plan, (as subsequently amended, the "Plan"), and submitted it to our shareholders for their approval at the 2013 annual meeting. On December 5, 2013, our shareholders approved the Plan. On December 9, 2014, the shareholders of the Company approved an amendment to the Plan to increase the authorized shares to 912,143 shares. On June 13, 2016, the shareholders of the Company approved a further amendment to the Plan to, among other things, increase the authorized shares to 2,261,000 shares An aggregate of 2,261,000 shares of our common stock was reserved for issuance under the Plan. Since the adoption of the Plan, 2,053,063 shares have been issued upon a grant under the Plan (reflects (i) rescission of 159,607 shares; and (ii) forfeiture of 22,911 shares which, per the terms of the Plan, became available for subsequent awards under the Plan). The Board believes that an increase in the number of authorized shares is necessary for the continued optimal use of the Plan.

A copy of the proposed Amendment to the Plan is attached as Appendix "B" hereto.

Our Board has unanimously adopted and is submitting for shareholder approval an amendment to increase the number of shares covered by, and reserved for issuance under, the Plan by 3,680,000 shares of Common Stock, which increase represents approximately 20% of our issued and outstanding Common Stock, resulting (if such increase is authorized by the shareholders) in the aggregate 5,941,000 shares authorized for issuance under the Plan. Such amendment will enable the Company to make grants under the Plan to directors, employees (including officers), independent contractors, and other persons who provide services to us.

The principal provisions of the Plan, as amended, are summarized below. This summary is not a complete description of all of the Plan’s provisions and is qualified in its entirety by reference to the Plan, which is attached as Appendix “A” to our proxy statement filed with the SEC on November 4, 2013, as amended by that certain Amendment to the Plan attached as Appendix “B” to our proxy statement filed with the SEC on October 31, 2014 and by that certain Amendment to the Plan attached as Appendix “B” to our proxy statement filed with the SEC on April 25, 2016. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the Plan.

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DESCRIPTION OF THE PLAN

Purpose of the Plan

The purpose of the Plan is to encourage and enable employees, independent contractors and directors of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of the Company's Common Stock and other rights with respect to the Company's Common Stock. Such ownership is intended to provide such employees, independent contractors and directors with a more direct stake in the future welfare of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company and its subsidiaries and to become and remain directors of the Company.

Form of Awards

Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-Qualified Stock Options") (unless otherwise indicated, references to "Options" include both Incentive Stock Options and Non-Qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock that are restricted ("Restricted Shares"); (v) units representing shares of Common Stock ("Performance Shares"); (vi) units that do not represent shares of Common Stock but which may be paid in the form of Common Stock ("Performance Units"); and (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares").

Maximum Shares Available

The current maximum aggregate number of shares of Common Stock available for award under the Plan is 2,261,000, of which 2,053,063 shares have been issued upon a grant under the Plan (reflects (i) rescission of 159,607 shares; and (ii) forfeiture of 22,911 shares which, per the terms of the Plan, became available for subsequent awards under the Plan), subject to adjustment as provided for in the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares will be available for subsequent awards under the Plan.

Administration of the Plan

The Plan will be administered by the compensation committee. The compensation committee will have the power and authority to, among other things: (i) grant Options and determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) designate Options as Incentive Stock Options or Non-Qualified Stock Options and determine which Options, if any, will be accompanied by Tandem Stock Appreciation Rights; (iii) grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and determine the terms and conditions of such rights; (iv) grant Restricted Shares and determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) grant Performance Shares and Performance Units and determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) grant Unrestricted Shares; and (vii) determine the employees, independent contractors and directors to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares will be granted.

Eligibility to Participate in the Plan

Awards may be made to all employees, independent contractors (including persons other than individuals) and directors of the Company or any of its subsidiaries. In determining the employees, independent contractors and directors to whom awards will be granted and the number to be covered by each award, the compensation committee will take into account the nature of the services rendered by such employees, independent contractors and directors, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the compensation committee deems relevant.

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Stock Options

Options may be granted under the Plan for the purchase of shares of Common Stock. The compensation committee may designate Options as either Incentive Stock Options or Non-Qualified Stock Options. No grant of an Incentive Stock Option will be made under the Plan more than ten years after the date the Plan is approved by the shareholders of the Company.

The term of each Option granted will be determined by the compensation committee. However, no Incentive Stock Option will be exercisable after ten years from the date it is granted, or in the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary (a "10% Shareholder"), five years from the date it is granted. Options may require the satisfaction of corporate or individual performance objectives and other vesting standards as the compensation committee from time to time determines.

The purchase price per share under each Option will be specified by the compensation committee, but in no event will it be less than 100% of the market price per share of Common Stock on the date the Option is granted. In the case of an Incentive Stock Option granted to a 10% Shareholder, the purchase price per share must not be less than 110% of the market price of the Common Stock on the date of grant. In the case of Incentive Stock Options, the aggregate market price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under all plans of the Company and any subsidiary may not exceed $100,000. Solely for the purposes of determining whether shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares that may be issued pursuant to Incentive Stock Options granted under the Plan is 2,261,000 shares of Common Stock, subject to adjustment provided as provided in the Plan.

Options may be exercised in whole or in part. Payment of the purchase price upon the exercise of Options must be made in cash or, in the discretion of the compensation committee, (i) through the delivery of shares of Common Stock already owned by the optionee, (ii) having the Company withhold from shares of Common Stock otherwise deliverable to the optionee or (iii) a combination of any of the foregoing.

Stock Appreciation Rights

Tandem Stock Appreciation Rights may be awarded by the compensation committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Tandem Stock Appreciation Rights will entitle the recipient to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange that number of shares of Common Stock having an aggregate market price equal to (A) the excess of (i) the market price of one share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered.

Nontandem Stock Appreciation Rights may also be granted by the compensation committee at any time. At the time of the grant of Nontandem Stock Appreciation Rights, the compensation committee will specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be issued. The base price of any Nontandem Stock Appreciation Rights may not be less than 100% of the market price of a share of Common Stock on the date of grant. The exercise of Nontandem Stock Appreciation Rights will entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate market price equal to (A) the excess of (i) the market price of one share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised.

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Tandem Stock Appreciation Rights may be exercisable only to the extent that the related Option is exercisable and will be exercisable only for such period as the compensation committee determines, which may expire prior to the expiration of the related Option. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option will be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon the exercise of Tandem Stock Appreciation Rights will not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights will be exercisable during such period as the compensation committee determines.

The compensation committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by payment of cash in lieu of all or part of shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the market price of such shares on the date of exercise.

Effect of Change of Control on Options and Stock Appreciation Rights

If so determined by the compensation committee at the time of grant or thereafter, any Options or Stock Appreciation Rights may provide that they will become immediately exercisable with respect to all of the shares subject to such Options or Stock Appreciation Rights: (a) immediately prior to (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation or otherwise), (b) immediately prior to the expiration of (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) any tender offer or exchange offer for shares of Common Stock of the Company in which all holders of Common Stock are entitled to participate, and (c) immediately after the first date on which a majority of the directors elected by shareholders to the Board are persons who were not nominated by management in the most recent proxy statement of the Company.

Restricted Shares

The compensation committee may from time to time cause the Company to grant Restricted Shares under the Plan to employees, independent contractors and directors. At the time a grant of Restricted Shares is made, the compensation committee will establish a period of time (the "Restricted Period") applicable to such Restricted Shares. The compensation committee may, in its discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, in respect of all or any portion of the Restricted Shares. The compensation committee may also, in its discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. Holders of Restricted Shares will have the right to vote the shares; however, holders of Restricted Shares will not have the right to receive any dividends of cash or property with respect to the shares; provided, that the holders of Restricted Shares will be entitled to receive any rights distributed to all holders of Common Stock pursuant to a rights offering by the Company ("Rights Offering") and any shares distributed in connection with a stock split or stock distribution to all holders of Common Stock.

Unless otherwise provided in a written agreement pursuant to the Plan, any Restricted Shares granted to an employee, independent contractor or director will be forfeited if the employee terminates employment or the independent contractor or director terminates service with the Company or its subsidiaries prior to the expiration of the Restricted Period and the satisfaction of any other conditions applicable to the Restricted Shares. Upon forfeiture, the Restricted Shares that are forfeited will be available for subsequent awards under the Plan. If the employee's, independent contractor's or director's employment or service terminates as a result of his or her disability or death, Restricted Shares of such employee, independent contractor or director will be forfeited, unless the compensation committee determines otherwise.

Performance Shares

Each Performance Share granted will be deemed to be equivalent to one share of Common Stock. Any Performance Shares granted will be credited to a performance share account maintained for the recipient. Performance Shares will vest over a period determined by the compensation committee.

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With respect to each award of Performance Shares, the compensation committee will specify performance objectives that must be satisfied in order for the recipient to vest in the Performance Shares that have been awarded to him or her. If the performance objectives are partially but not fully met, the compensation committee may, nonetheless, in its discretion determine that all or a portion of the performance shares have vested. If the performance objectives are exceeded, the compensation committee may grant additional fully vested Performance Shares to the recipient. The compensation committee may also determine that Performance Shares awarded to a recipient will become partially or fully vested upon the recipient's disability or death, the occurrence of a change in control or termination of the recipient's employment or service prior to the end of the applicable performance period.

Following a determination that the performance objectives with respect to particular Performance Shares have been met, or at such later date as the compensation committee determines at the time of grant, the Company will pay to the recipient an amount with respect to each vested Performance Share equal to the market price of a share of Common Stock on the payment date or, if the compensation committee so specifies at the time of grant, an amount equal to (i) the market price of a share of Common Stock on the payment date less (ii) the market price of a share of Common Stock on the date of grant of the Performance Share. Payment may be in cash, Common Stock (including Restricted Shares) or a combination of cash and Common Stock, as determined by the compensation committee.

Recipients of Performance Shares will not be entitled to voting rights or cash dividends or other distributions with respect to Common Stock. However, within 60 days from the date of payment of a cash dividend by the Company on the Common Stock, the compensation committee may credit a recipient's performance share account with additional Performance Shares having an aggregate market price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.

Performance Units

The award agreement covering Performance Units will specify a value for each Performance Unit or a formula for determining the value of each Performance Unit at the time of payment. With respect to each award of Performance Units, the compensation committee will specify performance objectives that must be satisfied in order for the recipient to vest in the Performance Units that have been awarded. If the performance objectives established for a recipient are partially but not fully met, the compensation committee may, nonetheless, in its discretion determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a performance period are exceeded, the compensation committee may grant additional fully vested Performance Units to the recipient. The compensation committee may adjust the Performance Objectives or the initial or ending value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The compensation committee may also determine that Performance Units awarded to a recipient will become partially or fully vested upon the recipient's termination of employment or service due to disability, death or otherwise or upon the occurrence of a change in control.

If the performance objectives for a performance period have been exceeded, the compensation committee will determine whether additional Performance Units will be granted to the recipient. After such determination, or at such later date as the compensation committee determines at the time of the grant, the Company will pay to the recipient an amount with respect to each vested Performance Unit equal to the ending value of the Performance Unit or, if the compensation committee so specifies at the time of grant, an amount equal to (i) the ending value of the Performance Unit less (ii) the initial value of the Performance Unit. Payment may be made in cash, Common Stock (including Restricted Shares) or a combination of cash and Common Stock, as determined by the compensation committee.

Unrestricted Shares

The compensation committee may cause the Company to grant Unrestricted Shares to employees, independent contractors or directors at such times and in such amounts as the compensation committee determines. No payment will be required for Unrestricted Shares.

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Assignment and Transfer

Options and Stock Appreciation Rights may not be transferred, assigned, pledged or hypothecated, except as provided by will or the applicable laws of descent and distribution. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death in accordance with the terms of the Plan. Notwithstanding the foregoing, the compensation committee may, in its discretion, cause the written agreement relating to any Non-Qualified Stock Options or Stock Appreciation Rights granted under the Plan to provide that the recipient may transfer such Non-Qualified Stock Options or Stock Appreciation Rights, except that the compensation committee may not permit any transfers that would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Exchange Act or that would cause any recipient of awards under the Plan to fail to be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act or be subject to liability thereunder.

Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed during the restricted period relating to such shares or prior to the satisfaction of any other restrictions prescribed by the compensation committee. Performance Shares and Performance Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of at any time.

Modification of the Plan

The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares that may be issued under the Plan, (ii) materially increase the benefits accruing to employees, independent contractors or directors under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, will be subject to the approval of the Company's shareholders, except that any such increase or modifications that may result from adjustments authorized by the Plan, including in connection with a change in capitalization, will not require shareholder approval. If the Plan is terminated, the terms of the Plan will, notwithstanding such termination, continue to apply to awards granted prior to such termination.

Registration of Underlying Common Stock

Subject to the approval of the Company's shareholders of this Proposal 3, it is currently contemplated that at the appropriate time the Company will file a registration statement on Form S-8 in order to register the additional 3,680,000 shares of Common Stock, which represents approximately 20% of our issued and outstanding common stock, that will be reserved as additional shares of Common Stock for issuance under the Plan, as amended.

Certain Federal Income Tax Consequences

The following is a brief summary of some of the United States federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be complete and does not describe foreign, state or local tax consequences. It is not intended as tax guidance to participants in the Plan.

Tax Consequences to Participants

Non-Qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a Non-Qualified Stock Option is granted; (ii) at the time of exercise of a Non-Qualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares, if unrestricted, on the date of exercise over the option price; and (iii) at the time of sale of shares acquired pursuant to the exercise of a Non-Qualified Stock Option, appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If shares of our Common Stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

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If shares of our Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Stock Appreciation Right or a Nontandem Stock Appreciation Right. When the Stock Appreciate Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received on the exercise.

Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the "Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Performance Awards (Performance Shares and Performance Units). No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received.

Unrestricted Shares. The recipient of Unrestricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Unrestricted Shares, reduced by any amount paid by the participant for such Unrestricted Shares.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Compliance with Section 162(m) of the Code

The Plan is designed to enable us to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. The Plan contains a limitation on individual grants of (i) Options or Stock Appreciation Rights (each as defined in the Plan) during any 12-month period with respect to more than 5,000,000 shares of Company common stock or (ii) Restricted Shares, Performance Units and/or Performance Shares (each as defined in the Plan) in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of Company common stock with respect to more than 5,000,000 shares of Company common stock. The maximum dollar value that may be earned by any Plan participant in any 12-month period with respect to Performance Units or Performance Shares that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,000,000. The maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period will not exceed $200,000.

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Compliance with Section 409A of the Code

To the extent applicable, it is intended that the Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Plan and any grants made under the Plan will be administered in a manner consistent with this intent.

New Plan Benefit Table

Benefits under the Plan are discretionary, to be determined by the compensation committee of the Board. Consequently, it is not possible to determine the future benefits that will be received by Plan participants.

Proposed Amendment to the Plan

The Board has reviewed the number of shares covered by, and reserved for issuance under, the Plan, and has determined that it is appropriate to increase the number of shares of Common Stock authorized for issuance under the Plan. Since the adoption of the Plan, 2,053,063 shares have been issued upon a grant under the Plan (reflects (i) rescission of 159,607 shares; and (ii) forfeiture of 22,911 shares which, per the terms of the Plan, became available for subsequent awards under the Plan). The Board believes that an increase in the number of authorized shares is necessary for the continued optimal use of the Plan.

Therefore, the Board has approved the proposed amendment to the Plan that would increase the number of shares authorized for issuance under the Plan from 2,261,000 shares by 3,680,000 shares of Common Stock, which increase represents approximately 20% of our issued and outstanding Common Stock, resulting (if such increase is authorized by the shareholders) in the aggregate 5,941,000 shares authorized for issuance under the Plan.

Such amendment will enable the Company to make grants under the Plan to directors, employees (including officers), independent contractors, and other persons who provide services to us.

Required Vote

Proposal 4 will be approved if the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal vote for approval of Proposal 4. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against Proposal 4. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against Proposal 4.

The Board recommends a vote FOR approval of the Amendment to Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan by 3,680,000 shares of Common Stock.

PROPOSAL 5

APPROVAL OF THE ISSUANCE PURSUANT TO THE COMMON STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND COBBLESTONE PARTNERS, LLC, DATED AS JULY 5, 2017, OF SHARES OF COMPANY COMMON STOCK TO COBBLESTONE CAPITAL PARTNERS LLC IN EXCESS OF 19.99% OF THE OUTSTANDING SHARES OF OUR COMMON STOCK AS OF THE DATE OF THE COMMON STOCK PURCHASE AGREEMENT, TO COMPLY WITH NASDAQ LISTING RULE 5635

Overview

On July 5, 2017, the Company entered into the Common Stock Purchase Agreement (the “Purchase Agreement”) with Cobblestone Partners, LLC (the “Investor”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, the Investor is committed to purchase up to an aggregate of $10 million of shares of the Company’s common stock over the 30-month term of the Purchase Agreement. Concurrently with entering into the Purchase Agreement, the Company also entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”), in which the Company agreed to file one or more registration statements, as permissible and necessary to register under the Securities Act of 1933, as amended (the “Securities Act”), registering the sale of the shares of the Company’s common stock that will and may be issued to the Investor under the Purchase Agreement.

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Any proceeds from the Company receives under the Purchase Agreement are expected to be used for working capital and general corporate purposes.

Under the Purchase Agreement, after the Commission declares effective the registration statement referred to above, on any trading day selected by the Company, the Company has the right, in its sole discretion, to present the Investor with a purchase notice (each, a “Purchase Notice”), directing the Investor (as principal) to purchase up to 200,000 shares of the Company’s common stock per business day (each, a “Regular Purchase”), up to $10 million of the Company’s common stock in the aggregate at a per share price (the “Purchase Price”) equal to the lesser of (i) the consolidated closing bid price of the Company’s common stock established by the Nasdaq Capital Market on the purchase date; or (ii) the arithmetic average of the 3 lowest consolidated closing bid prices for the Company’s common stock during the 10 consecutive trading days ending on the trading day immediately preceding the purchase date.

However, no Regular Purchase may exceed $1 million per business day. The number of shares for each Regular Purchase may be increased to up to 750,000 shares if the consolidated closing bid price of shares of our common stock is not below $0.50 per share on the date of the applicable Purchase Notice and to up to 1,000,000 shares if the consolidated closing bid price of shares of our common stock is not below $1.00 per share on the date of the applicable Purchase Notice. The number of shares for each Regular Purchase may be decreased by 50% in the event the Company is delisted from the Nasdaq Capital Market.

In addition, on any date on which the Company submits a Purchase Notice to the Investor and our stock price is not less than $0.25 per share, the Company also has the right, in its sole discretion, to present the Investor with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing the Investor to purchase on the next trading day (the “VWAP Purchase Date”) an amount of stock to not exceed the lesser of (i) 2 times the maximum number of shares allowed to be sold for a Regular Purchase with applicable consolidated closing bid prices or (ii) 20% of the trading volume of the Common Stock on the business day following VWAP Purchase Notice. The purchase price per share pursuant to such VWAP Purchase Notice (the “VWAP Purchase Price”) is the lesser of (i) the consolidated closing bid price of Common Stock on the VWAP Purchase Date; or (ii) 95% of volume weighted average price for the Common Stock on the VWAP Purchase Date.

The Purchase Agreement provides that the Company and the Investor shall not effect any sales under the Purchase Agreement on any purchase date where the consolidated closing bid price of the Company’s common stock is less than $0.25. There are no trading volume requirements or restrictions under the Purchase Agreement, and the Company will control the timing and amount of sales of the Company’s common stock to the Investor. The Investor has no right to require any sales by the Company, but is obligated to make purchases from the Company as directed by the Company in accordance with the Purchase Agreement.

In addition, the total number of shares of common stock that may be issued under Purchase Agreement, including the Commitment Shares (as defined below), will be limited the number of shares of Company common stock that equals 19.99% of the outstanding shares of our Common Stock as of the date of the Purchase Agreement (the “Exchange Cap”), unless shareholder approval is obtained to issue more than such 19.99%. The Exchange Cap will be adjusted for any stock dividend, stock split, reverse stock split or similar transaction. The foregoing limitation will not apply if shareholder approval has not been obtained and at any time the Exchange Cap is reached and at all times thereafter the average price paid for all shares of Company common stock issued under the Purchase Agreement is equal to or greater than a price equal to the consolidated closing bid price of the Company common stock on the date of the Purchase Agreement. In no event will the Company be required or permitted to issue any shares of its common stock under the Purchase Agreement if such issuance would violate the rules or regulations of the Nasdaq Capital Market.

The Company will not issue any shares of our common stock under Purchase Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of the Company common stock then owned beneficially (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) by the Investor and its affiliates would result in the beneficial ownership by the Investor and its affiliates of more than 9.99% of the then issued and outstanding shares of the Company common stock. There are no limitations on use of proceeds, financial or business covenants, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. There are no restrictions on future fundings other than the Company agreed that during the lesser of (i) 30 months from the date of the Purchase Agreement or (ii) the period when the Investor still owns the shares of Common Stock issued to the Investor under the Purchase Agreement, the Company will not, without consent of the Investor, issue any floating conversion rate or variable priced securities convertible into Common Stock if such convertible securities shall have no floor price associated therewith (excluding any at-the-market offerings with a registered broker-dealer).

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If the above described Exchange Cap does not apply and the above described other limitations are disregarded and if the Company choses to direct the Investor to purchase during the term of the Purchase Agreement the entire $10 million of the Company’s common stock in the aggregate, then the currently estimated maximum aggregate number of shares issuable under the Purchase Agreement (including the Commitment Shares described in the next paragraph below) may reach approximately 21,702,127 shares of Common Stock based on the closing bid price of our Common Stock as of July 21, 2017.

In consideration for entering into the Purchase Agreement, upon the earlier of (i) on or 1 business day after the SEC declares effective the registration statement referred to the Purchase Agreement or (ii) six months after the date of the Purchase Agreement, the Company will issue to the Investor such number of shares of Common Stock that would have a value equivalent to $200,000 calculated using the average of volume weighted average price for the Common Stock during the 3 trading days period immediately preceding the date of issuance of such shares (the “Commitment Shares”). Under the Purchase Agreement, the Commitment Shares are deemed to have been vested and earned as of the date the Purchase Agreement was executed. The Purchase Agreement may be terminated by the Company at any time, at its discretion, without any cost to the Company. The Investor has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging of the Company’s common stock during any time prior to the termination of the Purchase Agreement.

Why We Need Shareholder Approval

Our Common Stock is listed on The NASDAQ Capital Market. As a result, we are subject to NASDAQ’s rules and regulations. Under NASDAQ Listing Rule 5635 and under the Purchase Agreement, the total number of shares of Common Stock that may be issued under Purchase Agreement, including the Commitment Shares, will be limited the number of shares of Common Stock that equals 19.99% of the outstanding shares of our Common Stock as of the date of the Purchase Agreement (the “Exchange Cap”). The foregoing limitation will not apply if shareholder approval has been obtained. Accordingly, we are required to obtain shareholder approval prior to the issuance to the Investor of any shares of our Common Stock in excess of the Exchange Cap.

Any proceeds from the Company receives under the Purchase Agreement are expected to be used for working capital and general corporate purposes.

If the shareholders do not approve this Proposal 5, then we will not be able to issue and sell to the Investor any shares of our Common Stock in excess of the Exchange Cap and thus we will not receive proceeds of any potential sales of our Common Stock in excess of the Exchange Cap.

Moreover, if the shareholders do not approve this Proposal 5, then it may be difficult for the Company to arrange financing from the Investor or any other parties in the future to the extent it becomes necessary for the Company to secure financing for its working capital requirements.

Required Vote of Shareholders

Approval of this Proposal 5 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 5. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 5.

The Board recommends a vote “FOR” the proposal to authorize the issuance pursuant to the Purchase Agreement of shares of Company Common Stock to Cobblestone Capital Partners LLC in excess of 19.99% of the outstanding shares of our Common Stock as of the date of the Common Stock Purchase Agreement, to comply with NASDAQ Listing Rule 5635.

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PROPOSAL 6

APPROVAL OF THE ISSUANCE OF 471,388 RESTRICTED SHARES OF OUR COMMON STOCK TO OLEG FIRER AS A PERFORMANCE BONUS, TO COMPLY WITH NASDAQ LISTING RULE 5635

Overview

On February 28, 2017, in reliance on applicable exemption from the securities laws registration requirements and subject to the Company shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c), the compensation committee of the Board awarded to Oleg Firer, the Chief Executive Officer of the Company, 471,388 restricted shares of our Common Stock as performance bonus. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until the end of the Company’s fiscal year 2017.

Why We Need Shareholder Approval

Our Common Stock is listed on The NASDAQ Capital Market. As a result, we are subject to NASDAQ’s rules and regulations. Under NASDAQ Listing Rule 5635, we are required to obtain shareholder approval prior to the issuance to Oleg Firer of such restricted shares.

If the shareholders do not approve this Proposal 6, then such restricted shares will not be issued and will be deemed forfeited.

Moreover, if the shareholders do not approve this Proposal 6, then it may be difficult for the Company to incentivize its executive officers or encourage qualified persons to seek and accept employment with the Company and its subsidiaries and to become and remain directors of the Company.

Required Vote of Shareholders

Approval of this Proposal 6 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 6. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 6.

The Board recommends a vote “FOR” the proposal to authorize the issuance of 471,388 restricted shares of Company common stock to Oleg Firer as a performance bonus.

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PROPOSAL 7

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has appointed and the Board has affirmed Daszkal Bolton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017. Daszkal Bolton LLP also served as the Company's auditor for the year ended December 31, 2016 and for the year ended December 31, 2015.

Although ratification of the Company’s independent accounting firm by stockholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the audit committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Daszkal Bolton LLP, the audit committee may reconsider its selection. Daszkal Bolton LLP has audited the Company’s financial statements since 2014. No representative of Daszkal Bolton LLP is expected to be present at the Annual Meeting.

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Daszkal Bolton LLP.

	Years Ended December 31,
	2016	2015
Audit Fees (1)	$375,000	$370,000
Audit Related Fees (2)	$43,623	$117,129
Tax Fees	-	-
All Other Fees	-	-
Total	$418,623	$487,129

(1)        Audit fees primarily represent fees for professional services provided in connection with the audit of the Company’s financial statements, review of quarterly financial statements, review of SEC Forms 10-K, 10-Q and 8-K and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)       Audit-related fees represent fees reasonably related to the performance of the audit or review of the Company’s financial statements not reported under “Audit Fees” above.

Audit Committee Pre-Approval Policy

The audit committee of the Board pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent registered public accounting firm to render an audit or permissible non-audit services, the audit committee specifically approves the engagement of our independent registered public accounting firm. As such, the engagement of Daszkal Bolton LLP to render audit services, audit related services and other services was approved by the audit committee in advance of the rendering of the services.

Audit Committee Report

See Audit Committee Report beginning on page 15 of this proxy statement. Such report is incorporated herein by this reference.

Required Vote of Shareholders

Approval of this Proposal 7 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 7. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 7.

The Board recommends a vote “FOR” the proposal to ratify the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

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SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2017 annual meeting of shareholders must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, generally no later than [________], 2018 in order to receive consideration for inclusion in the Company's 2018 proxy materials. However, if next year's annual meeting is to be held more than 30 days before or 30 days after the anniversary of this year's annual meeting, shareholder proposals must be received a reasonable time before we begin to print and mail our 2018 proxy materials. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

Notice of proposals to be considered at next year's meeting but not included in the proxy statement must meet the requirements set forth in the Company's bylaws, including providing all of the information specified in the bylaws. The notice must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. Each proposal submitted must be a proper subject for shareholder action at the meeting. The notice generally must be received not less than 60 days nor more than 90 days prior to the first anniversary of this year's annual meeting. However, if next year's annual meeting is to be held more than 30 days before or 60 days after the anniversary of this year's annual meeting, notice must be received no later than the later of 70 days prior to the date of the meeting or the 10th day following the Company's public announcement of next year's annual meeting date.

OTHER MATTERS

EACH PERSON SOLICITED MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITH EXHIBITS) FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2016, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO THE ATTENTION OF THE SECRETARY OF THE COMPANY, AT THE COMPANY'S EXECUTIVE OFFICES LOCATED AT 3363 NE 163RD STREET, SUITE 705, NORTH MIAMI BEACH, FLORIDA 33160.

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Appendix "A"

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Net Element, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.            The Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on October 2, 2012 (the "Original Certificate").

2.            The Corporation amended and restated the Original Certificate by filing the Corporation's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 2, 2012 (the "Amended and Restated Certificate").

3.            The Corporation amended the Amended and Restated Certificate by filing an amendment thereto with the Secretary of State of the State of Delaware on December 5, 2013, on December 16, 2014, June 15, 2015 and June 16, 2016 (together with the Amended and Restated Certificate, the “Certificate.”)

4.            This Certificate of Amendment amends the provisions of the Certificate.

5.            The first paragraph of Article IV Section A of the Certificate is hereby amended and restated in its entirety to be and read as follows:

"ARTICLE IV: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 101,000,000 shares consisting of:

1. 100,000,000 shares of Common Stock, with a par value of $0.0001 per share (the “Common Stock”); and

2. 1,000,000 shares of Preferred Stock, with a par value of $0.01 per share (the “Preferred Stock”)."

6.            Article IV Section A of the Certificate is hereby amended by adding the following paragraph at the end of such Section A:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each [___] shares of Corporation’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Shareholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the Reverse Stock Split shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock in lieu of such fractional share interests.”

7.            Pursuant to resolution of the Board of Directors of the Corporation setting forth this proposed amendment of the Certificate, declaring said amendment to be advisable and calling a meeting of the shareholders of said corporation for consideration and approval, among other agenda items, of this proposed amendment, an annual meeting of the shareholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

8.            This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

9.            All other provisions of the Certificate shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this ____ day of __________, 20___.

NET ELEMENT, INC., a Delaware corporation

By:
Name:
Title:

Appendix "B"

AMENDMENT

TO NET ELEMENT, INC.

2013 EQUITY INCENTIVE PLAN

THIS AMENDMENT amends the Net Element, Inc. (the “Company”) 2013 Equity Incentive Plan, as amended (the “Plan”).

The Plan is hereby amended, effective as of __________ 20__, as follows:

1.            The first sentence of Section 2.2 of the Plan is hereby amended and restated in its entirety to be and read as follows: “The maximum aggregate number of shares of Common Stock available to be awarded under the Plan is 5,941,000 shares of Common Stock (subject to adjustment pursuant to Article 14 hereof).”

2.            The second sentence of Section 5.4 of the Plan is hereby amended and restated in its entirety to be and read as follows: “Solely for purposes of determining whether shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 5,941,000 shares of Common Stock, subject to adjustment provided in Article 14.”

3.            All other provisions of the Plan shall remain in full force and effect.

4.            This Amendment was approved by the Board of Directors of the Company on [________], 2017 and by the holders of a majority of the Company’s outstanding shares of capital stock on [_________], 2017.

IN WITNESS WHEREOF, the Company has caused this amendment to be signed this ____ day of __________, 20___.

NET ELEMENT, INC., a Delaware corporation

By:
Name:
Title:

NET ELEMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

[______], 2017

Notice of Internet Availability of Proxy Materials

Proxy materials relating to the Annual Meeting of Shareholders are available at
http://www.cstproxy.com/netelement/2017

The undersigned shareholder(s) of Net Element, Inc., a Delaware corporation (the "Company"), hereby appoint(s) Oleg Firer and Jonathan New, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of the Company that the undersigned is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held be held on [_______], 2017, at 11:00 am, local time, at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160 and any adjournment or postponement of that meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE COMPANY'S DIRECTOR NOMINEES, FOR PROPOSALS 2, 3, 4, 5, 6 and 7.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors Nominees		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
	01 Oleg Firer 02 Kenges Rakishev 03 Howard Ash	04 James Caan 05 Drew J. Freeman

The Board of Directors recommends that you vote FOR the following proposal:

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse split of the Company’s issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a ratio of between 1-for-10 and 1-for-30, inclusive, which ratio will be selected at the sole discretion of the Company’s board of directors.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease authorized Common Stock from 400 million shares to 100 million shares.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

4.	To approve an amendment to the Company’s 2013 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of Common Stock authorized for issuance under the Plan by 3,680,000 shares of Common Stock.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

5.	To approve the issuance pursuant to the Common Stock Purchase Agreement between the Company and Cobblestone Partners, LLC, dated as July 5, 2017, of shares of Company Common Stock to Cobblestone Capital Partners LLC in excess of 19.99% of the outstanding shares of our Common Stock as of the date of the Common Stock Purchase Agreement, to comply with NASDAQ Listing Rule 5635.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

6.	To approve the issuance by the Company of 471,388 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer, as performance bonus, to comply with NASDAQ Listing Rule 5635.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

7.	To ratify the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	For ☐	Against ☐	Abstain ☐

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business that may properly come before the annual meeting or any postponement or adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTE: Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by other authorized officer. If a partnership, please sign in partnership name by authorized person.